Exhibit 99.2

CAUSE NO. 048 233656 08

QUICKSILVER RESOURCES INC.	§	IN THE DISTRICT COURT OF
§
PLAINTIFF,	§
§
V.	§
§
BREITBURN ENERGY PARTNERS	§
L.P., BREITBURN OPERATING L.P.,	§	TARRANT COUNTY, TEXAS
BREITBURN GP, LLC, BREITBURN	§
OPERATING GP, LLC, RANDALL H.	§
BREITENBACH, HALBERT S.	§
WASHBURN, GREGORY J.	§
MORONEY, CHARLES S. WEISS,	§
RANDALL J. FINDLAY, THOMAS W.	§
BUCHANAN, GRANT D. BILLING,	§	48TH JUDICIAL DISTRICT
AND PROVIDENT ENERGY TRUST	§
§
DEFENDANTS.	§

SPECIAL EXCEPTIONS OF BREITBURN ENERGY PARTNERS L.P.,
BREITBURN OPERATING L.P., BREITBURN GP, LLC, AND
BREITBURN OPERATING GP, LLC

TO THE HONORABLE JUDGE OF SAID COURT:

Defendants BreitBurn Energy Partners L.P. (“BreitBurn LP”), BreitBurn Operating L.P., BreitBurn GP, LLC (“BreitBurn GP”), and BreitBurn Operating GP, LLC (collectively, “BreitBurn”) file these Special Exceptions and in support thereof respectfully show the Court the following:

I. PRELIMINARY STATEMENT

1. BreitBurn specially excepts to certain of Quicksilver Resources Inc.’s (“Quicksilver”) claims asserted in its Original Petition because, as set forth in detail below, such claims fail to state a viable claim for relief under the contract governing the Parties’ relationship and controlling Delaware law.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 1 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

2. Defendant BreitBurn LP is a master limited partnership, the limited partnership interests of which are known as “Common Units” or “Units” and are publicly traded on NASDAQ. BreitBurn GP is the general partner of BreitBurn LP and is governed by its Board of Directors. BreitBurn Operating L.P. holds title to the oil and gas properties owned by BreitBurn LP. BreitBurn Operating GP, LLC is the general partner of BreitBurn Operating L.P. Quicksilver currently owns approximately 41% of the BreitBurn LP Units.

3. Quicksilver asserts claims against BreitBurn based on two unrelated transactions. In the first transaction in the fall of 2007, Quicksilver sold oil and gas assets and other interests to BreitBurn in exchange for Quicksilver receiving $750 million in cash and BreitBurn LP Common Units. In the second transaction in June 2008, BreitBurn purchased defendant Provident Energy Trust’s (“Provident”) interests in BreitBurn and amended BreitBurn LP’s limited partnership agreement to provide the BreitBurn LP limited partners (the “Limited Partners”), including Quicksilver, with a new right to nominate and elect the directors of BreitBurn GP. As set forth in BreitBurn’s Original Answer (filed separately), all of Quicksilver’s claims are baseless.

4. Under the October 10, 2006, First Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. (the “Partnership Agreement,” attached as Exhibit A), the Limited Partners had no right to either nominate or elect the directors of BreitBurn GP. Thus, when Quicksilver purchased its ownership interest in the fall of 2007, it did not have any say in the election of directors for BreitBurn GP.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 2 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

5. On June 17, 2008, BreitBurn GP adopted Amendment No. 1 to the Partnership Agreement (the “Amendment”) to provide the Limited Partners a “meaningful right to vote in the election of directors of [BreitBurn GP].” Amendment at 1, attached as Exhibit B. Among other things, the Amendment provides that BreitBurn GP must be an entity that has a classified board of directors, and the Amendment sets forth voting requirements and rights with respect to the election of directors and procedures for nominating and electing those directors (including advance-notice requirements for nominations made by Limited Partners). In short, the Amendment gave the Limited Partners rights that they had never had before—namely, the rights to nominate and elect BreitBurn GP’s directors. In addition, to ensure that each Limited Partner has a meaningful right to vote in the election of directors, the Amendment places a “cap” on every Limited Partner’s voting rights with respect to the election of directors of BreitBurn GP at 20%.

6. Quicksilver does not complain about the Amendment as a whole, but only this 20% cap. Quicksilver alleges that this cap constitutes a breach of the Partnership Agreement (Count 7) and a breach of BreitBurn’s duty of good faith and fair dealing (Count 8). Quicksilver also seeks both declaratory and injunctive relief (Counts 11 and 12) asking this Court to invalidate the 20% cap and allow it to vote its 41% ownership interest. Effectively, Quicksilver is asking the Court to amend the Partnership Agreement without the approval of BreitBurn GP, its board of directors, or its committee of independent directors and to grant Quicksilver working control of BreitBurn GP (and, therefore, BreitBurn LP) at the expense of the rights of the other Limited Partners.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 3 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

II. SPECIAL EXCEPTIONS

7. Under Rules 90 and 91 of the Texas Rules of Civil Procedure, BreitBurn specially excepts to paragraphs 85-90, 93-95, and 105-114 of Quicksilver’s Petition to the extent those paragraphs allege a claim relating to the Amendment. Quicksilver’s allegations in these paragraphs (Counts Seven, Eight, Eleven, and Twelve) all fail to allege essential elements of these claims as required by Delaware law.1  Furthermore, because Quicksilver is unable to cure many of these defects, BreitBurn requests that this Court sustain its exceptions and dismiss these claims or, in the alternative, order Quicksilver to amend its Petition and attempt to cure these defects within ten days.

SPECIAL EXCEPTION #1:

BreitBurn LP and BreitBurn GP Specially Except to Count Seven at Paragraphs 85-88 of the Petition Because Quicksilver Has Not—and Cannot—Allege Breach of the Partnership Agreement.

8. In Count Seven at ¶¶ 85-88, Quicksilver alleges that BreitBurn LP and BreitBurn GP breached Sections 13.1, 13.2, and 13.3(c) of the Partnership Agreement by “unilaterally” adopting the Amendment without obtaining approval from the Limited Partners. However, Quicksilver cannot possibly establish a breach of the Partnership Agreement because the Amendment complied with the express terms of the Partnership Agreement as a matter of law and does not require limited partnership approval.

1 Delaware law is implicated in two respects. The Partnership Agreement provides that it “shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.” Ex. A, Partnership Agreement, § 16.8. Furthermore, Delaware law applies, under the internal-affairs doctrine, to issues relating to the relationship among the partners in this limited partnership. See Tex. Bus. Corp. Act art. 8.02; see also e.g., McDermott Inc. v. Lewis, 531 A.2d 206, 215 (Del. 1987) (“The internal affairs doctrine requires that the law of the state of incorporation should determine issues relating to internal corporate affairs.”).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 4 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

The Amendment was validly adopted pursuant to Section 13.1.

9. Section 13.1(d)(i) of the Partnership Agreement authorizes BreitBurn GP to amend the Partnership Agreement unilaterally, “without the approval of any Partner or Assignee,” so long as BreitBurn GP “determines” that the amendment “does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect.” Ex. A, Partnership Agreement at 69-70 (emphasis added). Therefore, to sustain a cause of action, Quicksilver must allege that BreitBurn GP failed to make the required determination.

Quicksilver makes no allegation regarding the required determination.

10.  Quicksilver has not alleged that BreitBurn GP failed to make the required determination. The lack of such allegation is fatal to Quicksilver’s claim that the Amendment was not validly adopted pursuant to the Partnership Agreement.

The Amendment did not have a material adverse effect on the Limited Partners.

11. Quicksilver attempts to allege that the Amendment had an adverse effect on the Limited Partners; however, these allegations fail on the face of the Petition. “Adverse” is defined as “[h]urtful, injurious.”2  Under the allegations in the Petition, the Amendment can be neither hurtful nor injurious to Quicksilver or any other Limited Partner as a matter of law.3

2 Shorter Oxford English Dictionary 32 (5th ed. 2002).
3 Although Quicksilver focuses on one particular subsection of the Amendment (i.e. the new Section 13.4(b)(iii)(B) of the Partnership Agreement) (Pet. ¶ 47), the entire Amendment must be analyzed as a unitary whole. Under Delaware law, whether the terms of a contract are severable is purely a question of the intent of the parties. Tracey v. Franklin, 67 A.2d 56, 61 (Del. 1949). As the Delaware Supreme Court has held, “the acid test is whether or not the parties would have entered into the [amendment] at all faced with the knowledge” that a certain portion could be deemed invalid. Id. The Amendment contains no severability provision, demonstrating that the parties did not intend for the Amendment to be severed. Cf. R.S.M. Inc. v. Alliance Capital Mgmt. Holdings L.P., 790 A.2d 478, 494-95 (Del. Ch. 2001) (severing an amendment based on the Court’s reading of the parties’ intent and giving “great weight to the Severability Clause in the Amendment”). Furthermore, allowing Quicksilver to sever the Amendment and evade the voting cap would contradict the express purpose of the Amendment. Ex. B, Amendment at 1 (providing that the Amendment was enacted to provide all Limited Partners a “meaningful right to vote in the election of directors of [BreitBurn GP]”). As discussed in ¶¶ 15 below, the invalidation of the voting cap would deprive the other Limited Partners of a meaningful right to vote.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 5 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

12. Quicksilver contends that the Amendment has a material adverse effect on Quicksilver because the Amendment contains a “restriction” that puts a “cap” on Quicksilver’s voting rights. Pet. ¶ 48. But Quicksilver is using the incorrect baseline by which to measure the Amendment’s effect. If Quicksilver had been able—before the Amendment—to vote all of its Units on the election of BreitBurn GP’s directors, the Amendment might arguably have had an adverse effect on Quicksilver. Here, however, the starting point was different. Quicksilver’s voting rights were not eliminated, narrowed, or restricted; Quicksilver’s rights were only expanded by the Amendment.

13. Before the Amendment, the Limited Partners (including Quicksilver) had no rights whatsoever to nominate or elect BreitBurn GP’s directors. So the voting rights provided under the Amendment are greater than the rights that the Limited Partners had before the Amendment. Here, the Amendment provided all Limited Partners with the new right to nominate and elect all of the BreitBurn GP directors. If BreitBurn LP had not given the Limited Partners the right to nominate and elect directors, then BreitBurn LP (as the sole member of BreitBurn GP) would have the right to elect all the directors of BreitBurn GP, which right would be exercised by the existing board of directors of BreitBurn GP.

14. The Amendment did not, however, provide unfettered voting rights; each Limited Partner may vote only up to 20% of BreitBurn LP’s Outstanding Partnership Securities (as defined in the Partnership Agreement) in the election of directors. Because the Limited Partners’ post-Amendment voting rights (even though they contain certain restrictions) are far greater than their pre-Amendment voting rights (which did not exist), the Amendment could not have had an adverse—hurtful or injurious—effect on Quicksilver or any other Limited Partner as a matter of law. See, e.g., R.S.M. Inc., 790 A.2d at 506 (holding that a proposed amendment with the practical effect to “make it easier—rather than more difficult—for the public unitholders to call a meeting of the [limited partnership’s] unitholders” would not affect the public unitholders in a materially adverse way).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 6 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

15. The limit on the voting rights of Limited Partners with ownership interests in excess of 20% provides all of the Limited Partners with a “meaningful right to vote.” See Ex. B, Amendment at 1. If a unitholder like Quicksilver were able to vote all of its Units in the election of directors, it would have working control and the practical ability to elect all BreitBurn GP directors—depriving every other Limited Partner of any meaningful vote. See, e.g., Summa Corp. v. Trans World Airlines, Inc., 540 A.2d 403, 404-5 (Del. 1988) (noting that owning 40% of a company’s common stock gave a stockholder “working control”); Robbins & Co. v. A.C. Israel Enters., Inc., No. Civ. A. 7919, 1985 WL 149627, at *5 (Del. Ch. Oct. 2, 1985) (“This Court and others have recognized that substantial minority interests ranging from 20% to 40% often provide the holder with working control.”).

16. Quicksilver is in effect seeking to wield working control over BreitBurn LP, but that would be inconsistent with the stated purpose of the Amendment, which was to provide the Limited Partners a “meaningful right to vote in the election of directors of [BreitBurn GP].” Ex. B, Amendment at 1. That purpose applies to all Limited Partners. Were Quicksilver to appropriate control for itself, the purpose and intent of the Amendment itself would be thwarted and the rights of all other Limited Partners would be diminished.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 7 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

The Amendment did not have a material adverse effect on any class of Partnership Interests as compared to other classes of Partnership Interests.

17. As a matter of law, the Amendment also cannot be said to adversely affect any particular class of Partnership Interests as compared to other classes of Partnership Interests. Quicksilver contends that its Units were materially adversely affected by the Amendment, because the Amendment affords “Quicksilver’s Units less than one-half the per-Unit voting rights granted to all other Units, and had a material adverse effect on the Quicksilver Partnership Interests.” Pet. ¶ 50. Quicksilver further contends that this transformed its Partnership Interests into a different “class” of Partnership Interests. Id. Quicksilver’s contentions are, however, contrary to Delaware law and the terms of the Partnership Agreement.

18. Quicksilver’s Partnership Interests have not been converted into a separate “class” of Units because the Amendment applies equally to all Partnership Interests and all Limited Partners. The Amendment provides that, with respect to the election of directors, any person or group beneficially owning 20% or more of the Outstanding Partnership Securities of any class then Outstanding may not vote their Partnership Securities in excess of 20% of the Outstanding Partnership Securities of the applicable class. Ex. B, Amendment, § 7. Thus, under the Amendment, Quicksilver—a holder of approximately 41% of the Outstanding Partnership Securities—may vote up to 20% of the total Units entitled to vote in the election of directors. Id.; Pet. ¶ 48. But the Amendment is not, in any manner, specific to Quicksilver. If Quicksilver were to own less than 20% of the Outstanding Partnership Securities, then the above provision would not apply to Quicksilver. Similarly, if other Limited Partners accumulate more than 20% of the Outstanding Partnership Securities, the provision will be applicable to them.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 8 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

19. The Amendment’s method of affording voting rights based on how Partnership Interests are held, rather than based on the Partnership Interests themselves, has been approved by Delaware courts in similar circumstances and does not constitute the creation of separate classes of interests. In Providence & Worcester Co. v. Baker, 378 A.2d 121 (Del. 1977), the Delaware Supreme Court upheld a scaled voting provision that capped the number of votes a stockholder could exercise based on the number of shares held, a provision very similar to this Amendment. The Court upheld the scaled voting provision because the “restrictions are limitations upon the voting rights of the stockholder, not variations in the voting powers of the stock per se.” Id. at 123. In addition to scaled voting provisions, Delaware courts have also upheld tenured voting provisions that grant voting rights based on the length of time that the stockholder held its shares. See, e.g., Williams v. Geier, 671 A.2d 1368, 1384-85 (Del. 1996).4

20. Furthermore, the treatment of Limited Partners is consistent under both the Amendment and the Partnership Agreement. BreitBurn GP has the authority pursuant to the Partnership Agreement to create classes of Units (see Ex. A, Partnership Agreement, § 5.6(a), (b) and (c)). But BreitBurn GP has never exercised its authority to create classes of Units separate from the Common Units, and the Partnership Agreement does not provide for any separate “class” of Quicksilver Units or for any separate “class” of any Units. Nonetheless, the Partnership Agreement consistently refers to classes of ownership interests at the “Unit” level, rather than at the holder level.

4 Other lines of Delaware authority confirm the significant distinction between the rights of shares and the rights of holders of shares. For example, the rights of a controlling stockholder are not rights inherent in the shares themselves but rather arise from the aggregation of a controlling block and are unique to the holder of the shares. See Paramount Commc’ns Inc. v. QVC Network Inc., 637 A.2d 34, 42 (Del. 1994). Delaware courts similarly have held that Delaware corporations may discriminate against or in favor of individual holders of shares, notwithstanding the identical “rights, powers and privileges” of their underlying shares. See Unocal Corp. v. Mesa Petroleum Co., 493 A.2d 946, 954 (Del. 1985) (upholding discriminatory self-tender; noting that a “Delaware corporation may deal selectively with its stockholders”); In re Sea-Land Corp. S’holders Litig., 642 A.2d 792, 799 n.10 (Del. Ch. 1993) (upholding transaction involving higher price for large block of shares with lower price for remaining shares; noting that “Delaware law permits shareholders (as distinguished from shares) to be treated unequally”), aff’d, 633 A.2d 371 (Del. 1993) (TABLE).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 9 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

21. In summary, BreitBurn LP has no classes of Units other than its single class of Common Units, and the Amendment does not create any new class of Units or other Partnership Interests. Quicksilver’s Units, which are designated as “Common Units,” have the same rights and are subject to the same restrictions as all other Common Units, no more and no less.

22. Given that the Amendment applies equally to all Common Units and the holders thereof, Quicksilver cannot be said to hold any separate class of Units or Common Units that has been adversely affected in relation to other classes of Units or Common Units. Quicksilver owns part of the “single class”—the only class—of Limited Partner Partnership Interests issued by BreitBurn LP.

23. Similarly, Quicksilver’s contention that its Units have less than half the voting rights granted to all other Units (Pet. ¶ 50) is misleading. Quicksilver appears to suggest that its voting rights were halved, while other Limited Partners received full voting rights—but that is incorrect. All Limited Partners are limited to voting 20% of the Outstanding Partnership Securities with respect to the election of directors of BreitBurn GP.

24. For these reasons, Quicksilver’s allegation that the Amendment was not validly adopted pursuant to Section 13.1 of the Partnership Agreement fails as a matter of law.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 10 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

The Amendment was validly adopted pursuant to Sections 13.2 and 13.3.

25. Quicksilver alleges that Section 13.2 required that the Amendment receive the Limited Partners’ approval. Pet. ¶ 54. But Section 13.2 provides that amendments do not need approval of the Limited Partners if those amendments are adopted pursuant to Section 13.1. Similarly, Section 13.3(c), which requires a class vote in certain circumstances, contains no limit on BreitBurn GP’s “authority to adopt amendments to this Agreement without the approval of any Partners or Assignees as contemplated in Section 13.1.” Ex. A, Partnership Agreement, § 13.3(c) (emphasis added). Because, as explained above, the Amendment was validly adopted pursuant to Section 13.1 of the Partnership Agreement, Quicksilver’s contentions that Sections 13.2 and 13.3(c) of the Partnership Agreement were breached (Pet. ¶¶ 51, 54) are unsustainable as a matter of law.

26. In sum, Quicksilver cannot, as a matter of law, allege a breach of the Partnership Agreement. Therefore, BreitBurn LP and BreitBurn GP respectfully request that Count 7 and paragraphs 85-88 be dismissed. In the alternative, BreitBurn LP and BreitBurn GP request that this Court order Quicksilver to replead and attempt to cure this defect within ten days.

SPECIAL EXCEPTION #2:

BreitBurn Specially Excepts to Count Eight at Paragraphs 89-90 and 93-95 Because BreitBurn Did Not Breach Any Duties to Act in Good Faith and Deal Fairly with Respect to the Voting Rights Amendment.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 11 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

27. Quicksilver’s Count Eight (Pet. ¶¶ 89-90, 93-95) alleges a breach of the duty of good faith and fair dealing by each of the defendants. Quicksilver appears to base this claim under both contractual and common law duties. But Quicksilver’s contentions fail as a matter of law under either standard. First, to the extent that Quicksilver is referring to the covenant of good faith and fair dealing implied in all contracts by the Delaware courts, Quicksilver’s contentions fail because Quicksilver alleges only breaches of specific express terms in the Partnership Agreement. Second, to the extent that Quicksilver is referring to any fiduciary duty on BreitBurn GP’s part, Quicksilver’s contentions fail because fiduciary duties were expressly eliminated in the Partnership Agreement, which Quicksilver agreed to accept as part of its initial purchase into BreitBurn LP in September 2007.

Delaware’s implied covenant of good faith and fair dealing does not apply here.

28. The implied covenant of good faith and fair dealing may provide a basis to imply terms in a limited partnership agreement, but only if the agreement does not expressly provide for the disputed obligation. See Cincinnati SMSA Ltd. P’ship v. Cincinnati Bell Cellular Sys. Co., 708 A.2d 989, 990-94 (Del. 1998); see also Izquierdo v. Sills, No. 15505-NC, 2004 WL 2290811, at *13 (Del. Ch. June 29, 2004) (“It is well established that a party ‘cannot assert a claim for breach of [an] implied covenant [of good faith and fair dealing] that is based on exactly the same acts which are said to be in breach of express covenants.’” (alterations in original) (footnote omitted)). Since Quicksilver’s allegations of bad faith and unfair dealing relate to BreitBurn GP’s actions under the express terms of the Partnership Agreement (i.e., Section 13.1, 13.2, 13.3(c), and 7.9(b)), the terms of the Partnership Agreement control, and Delaware law does not imply any additional duties. See Id.; see also Dunlap v. State Farm Fire & Cas. Co., 878 A.2d 434, 441 (Del. 2005) (“Existing contract terms control, however, such that implied good faith cannot be used to circumvent the parties’ bargain, or to create a ‘free-floating duty . . . unattached to the underlying legal document.’ Thus, one generally cannot base a claim for breach of the implied covenant on conduct authorized by the terms of the agreement.” (omission in original) (footnotes omitted)).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 12 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

The Partnership Agreement eliminates any fiduciary duties to Quicksilver.

29. To the extent that Quicksilver’s claims suggest some amorphous fiduciary obligation of good faith, the claims must fail as a matter of law because any fiduciary duties that BreitBurn GP might have owed have been eliminated in the Partnership Agreement.

30. Section 7.9(e) of the Partnership Agreement provides in part that, “[e]xcept as expressly set forth in this Agreement, neither [BreitBurn GP] nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Partnership or any Limited Partner.” Ex. A, Partnership Agreement, § 7.9(e) (emphasis added). The Partnership Agreement contains no other provision expressly imposing fiduciary obligations on BreitBurn GP. Hence, Section 7.9(e) of the Partnership Agreement establishes that BreitBurn GP has no fiduciary duty to act in good faith. This disclaimer of fiduciary duties is fully enforceable under Delaware law.

31. The Delaware Revised Uniform Limited Partnership Act (“DRULPA”) is based upon and reflects a strong policy favoring broad freedom of contract in connection with almost all aspects of the formation, operation and termination of a Delaware limited partnership and, in particular, relationships among the partners. Consistent with this central principle, it is well established that a limited partnership agreement may modify the fiduciary duties that would otherwise be owed by a general partner to the limited partnership and to other partners.

32. Section 17-1101(d) of DRULPA, which authorizes the modification of fiduciary duties of general partners in a limited partnership agreement, states in pertinent part that:

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 13 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

To the extent that, at law or in equity, a partner or other person has duties (including fiduciary duties) to a limited partnership or to another partner or to another person that is a party to or is otherwise bound by a partnership agreement, the partner’s or other person’s duties may be expanded or restricted or eliminated by provisions in the partnership agreement. . . .

6 Del. C.§ 17-1101(d). 5 The only qualification to the foregoing is that a “partnership agreement may not eliminate the implied contractual covenant of good faith and fair dealing,” id., which, as demonstrated above, does not provide a basis for challenging the Amendment.

33. Pursuant to the express statutory authorization to modify fiduciary duties, courts look to the parties’ partnership agreement to determine what fiduciary duties (if any) are owed in deciding cases in which limited partners raise fiduciary duty claims. See Sonet v. Timber Co., L.P., 722 A.2d 319, 324 (Del. Ch. 1998); Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., No. Civ. A. 15754, 2000 WL 1476663, at *1 (Del. Ch. Sept. 27, 2000) (stating that “the partnership agreement sets forth the standards that govern transactions between the partnership and general partner affiliates, and such contractual standards and not default fiduciary standards form the measure by which the general partner’s conduct must be evaluated.”).6

5 Prior to 2004, Section 17-1101(d) provided that fiduciary duties “may be expanded or restricted by provisions in the partnership agreement,” and there was some doubt as to whether fiduciary duties could be completely “eliminated.” That doubt was eliminated with the 2004 amendments to DRULPA, which made it clear that fiduciary duties “may be expanded or restricted or eliminated by the provisions in the partnership agreement.” Id. (emphasis added).

6 Furthermore, to the extent that Quicksilver seeks to enforce a duty on BreitBurn GP arising from their contractual relationship, any fiduciary-duty claim is precluded as a matter of Delaware law. See, e.g., Brown v. T-Ink, LLC, No. Civ. A. 3190-VCP, 2007 WL 4302594, at *15 n.69 (Del. Ch. Dec. 4, 2007) (holding that “such a fiduciary duty claim is precluded as a matter of law”); Solow v. Aspect Res., LLC, No. Civ. A. 20397, 2004 WL 2694916, at *4 (Del. Ch. Oct. 19, 2004) (“Because of the primacy of contract law over fiduciary law, if the duty sought to be enforced arises from the parties’ contractual relationship, a contractual claim will preclude a fiduciary claim.”).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 14 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

34. For example, in the Sonet case, the Delaware Court of Chancery held that “principles of contract preempt fiduciary principles where the parties to a limited partnership have made their intention to do so plain.” 722 A.2d at 322. The Court considered a limited partnership agreement that unambiguously provided that the general partner had sole discretion over setting and approving the terms of any merger transaction and provided that the limited partners had the power to veto any such merger transaction as a function of a supermajority vote requirement. The plaintiff, who was a limited partner in the partnership, challenged the merger as a self-dealing and interested transaction between the partnership and the general partner and argued for the application of an entire fairness standard. The court rejected plaintiff’s argument and found that the limited partnership agreement had set up a structure that effectively supplanted fiduciary duties. Id. at 324; see also Gelfman v. Weeden Investors, L.P., 792 A.2d 977 (Del. Ch. 2001) (finding that the express terms of the limited partnership agreement supplanted default fiduciary duties).

35. Thus, in the context of a Delaware limited partnership, the traditional common law fiduciary duties function only as defaults that may be modified in the partnership agreement. Here, the Partnership Agreement follows Delaware’s freedom of contract principle and modifies those duties. Ex. A, Partnership Agreement § 7.9(e). Quicksilver accepted Units and agreed to become a Limited Partner under the Partnership Agreement, which did not provide for any vote by the Limited Partners in the election of directors of BreitBurn GP. The Partnership Agreement also provided a clear provision permitting BreitBurn GP to amend the Partnership Agreement without Limited Partner approval in a number of circumstances. The Amendment is in accordance with the terms of the Partnership Agreement. The express terms of the Partnership Agreement preempt any amorphous implied claim of fiduciary duty to the contrary. Quicksilver’s contentions to the contrary therefore fail as a matter of law. See Miller v. Am. Real Estate Partners, L.P., No. Civ. A. 16788, 2001 WL 1045643, at *8 (Del. Ch. Sept. 6, 2001) (stating that where a limited partnership agreement exempts the general partner from traditional fiduciary duties, the limited partners will have been put on notice, and the court “will not [be] tempted by the piteous pleas of [investors] who are seeking to escape the consequences of their own decisions to become investors” in such a limited partnership).

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 15 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

36. Quicksilver has failed to allege a claim for breach of the duty of good faith and fair dealing in paragraphs 89-90 and 93-95 relating to the voting rights amendment, and this claim should be dismissed. In the alternative, this Court should order Quicksilver to replead and attempt to cure this defect within ten days.

SPECIAL EXCEPTION #3:

BreitBurn LP and BreitBurn GP Specially Except to Count 11 at Paragraphs 105-111 Because Quicksilver Is Not Entitled to the Declaratory Relief It Seeks.

37. Quicksilver also requests that this Court enter a declaratory judgment that, among other relief, Quicksilver may vote all of its Units in the director election. Pet. ¶ 109. For all the reasons discussed above, the Amendment was validly adopted, and Quicksilver is not entitled in any director election to vote the Units it owns in excess of the 20% threshold. As such, BreitBurn LP and BreitBurn GP specially except to these paragraphs because, as a matter of law, Quicksilver has not adequately alleged a valid case or controversy and this portion of Count 11 should therefore be dismissed.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 16 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

SPECIAL EXCEPTION #4:

BreitBurn LP and BreitBurn GP Specially Except to Count Twelve at Paragraphs 112-114 Because Quicksilver Has Not Adequately Alleged a Violation of the Partnership Agreement.

38. Finally, in Count Twelve, Quicksilver seeks injunctive relief permitting Quicksilver to vote all of its Units in the election of directors. Pet. ¶ 112-114. For all the reasons already discussed, Quicksilver has failed to allege any basis for the injunctive relief it seeks. Sands v. Estate of Buys, 160 S.W.3d 684, 690 (Tex. App.—Fort Worth 2005, no pet.) (holding that district court abused its discretion in granting temporary injunction where plaintiff failed to demonstrate probability of success on underlying claim); see also E.I. du Pont de Nemours & Co. v. Bayer CropScience L.P., — A.2d —, No. Civ. A. 3741-VCL, 2008 WL 4808908, at *9 (Del. Ch. July 29, 2008) (party was not entitled to preliminary injunctive relief because it failed to demonstrate reasonable probability of success on merits of underlying contract claim). Count Twelve should therefore be dismissed.

III. CONCLUSION
39. BreitBurn requests that this Court sustain its special exceptions and dismiss Quicksilver’s claims relating to the voting rights Amendment.

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 17 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

Respectfully submitted,

/s/Harry M. Reasoner
Harry M. Reasoner
Texas State Bar No. 16642000
Karl S. Stern
Texas State Bar No. 19175665
Jennifer B. Poppe
Texas State Bar No. 24007855
Vinson & Elkins llp
First City Tower
1001 Fannin St., Suite 2500
Houston, TX 77002-6760
713.758.2358
Facsimile: 713.615.5173
hreasoner@velaw.com
kstern@velaw.com
jpoppe@velaw.com

William L. Kirkman
Texas State Bar No. 11518700
Bourland & Kirkman, L.L.P.
201 Main Street, Suite 1400
Fort Worth, Texas 76102
817.336.2800
Facsimile: 817.877.1863
billk@BourlandKirkman.com

Attorneys for BreitBurn Energy Partners L.P., BreitBurn Operating L.P., BreitBurn GP, LLC and BreitBurn Operating GP, LLC

OF COUNSEL:

Srinivas Raju
Richards, Layton and Finger, P.A.
One Rodney Square
920 North King Street
Wilmington, DE 19801

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 18 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC

CERTIFICATE OF SERVICE

I hereby certify that a true and correct copy of Special Exceptions of Defendants BreitBurn Energy Partners L.P., BreitBurn Operating L.P., BreitBurn GP, LLC, and BreitBurn Operating GP, LLC has been sent on this 24th day of November, 2008, as set forth below:

Gerard G. Pecht	☐ (a) by certified mail, return
Darryl W. Anderson	receipt requested;
Peter A. Stokes	☒ (b) by first-class U. S. Mail;
Fulbright & Jaworski L.L.P.	☐ (c) by fax transmission; or
1301 McKinney, Suite 5100	☐ (d) by hand delivery.
Houston, Texas 77010-3095
Telephone: (713) 651-5151
Facsimile: (713) 651-5246

Dee J. Kelly
Dee J. Kelly, Jr.	☐ (a) by certified mail, return
Marshall M. Searcy	receipt requested;
Kelly Hart & Hallman LLP	☐ (b) by first-class U. S. Mail;
Wells Fargo Tower	☐ (c) by fax transmission; or
201 Main Street, Suite 2500	☒ (d) by hand delivery
Fort Worth, Texas 76102
Telephone: (817) 332-2500
Facsimile: (817) 878-9280

/s/William L. Kirkman
William L. Kirkman

SPECIAL EXCEPTIONS OF DEFENDANTS	Page 19 of 19
BREITBURN ENERGY PARTNERS, L.P.,
BREITBURN OPERATING, L.P., BREITBURN GP, LLC,
AND BREITBURN OPERATING GP, LLC